CONSULTING AND LEGAL SERVICES AGREEMENT

This Agreement is made effective as of the 1st day of January, 2000, by and between Newlan & Newlan, Attorneys at Law, a Texas general partnership consisting of L. A. Newlan, Jr. and Eric Newlan ("Consultant"), and USURF America, Inc., a Nevada corporation (the "Company").

	WHEREAS, Consultant possesses experience in the field of international and domestic financing, domestic and international taxation, Federal and state securities laws, secondary securities trading, business acquisitions and dispositions and matters of general and special law; and

	WHEREAS, the Company is a publicly-held company required to file periodic reports pursuant to the requirements of the Securities Exchange Act of 1934; and

	WHEREAS, the Company desires advice and guidance relating to the areas of expertise of Consultant, as aforesaid; and

	WHEREAS, the Company desires to hire Consultant and Consultant is willing to accept the Company as a client.

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed:

	1.	The Company hereby engages Consultant to render advice and counsel with respect to law, corporate organization, corporate finance, business opportunities and taxation.  Consultant hereby accepts such engagement and agrees to render such advice throughout the term of this Agreement.

	2.	The services to be rendered by Consultant hereunder shall consist of the following:

		A.		Giving advice and counsel on legal compliance by the Company with all securities laws and regulations and communications laws and regulations applicable to its business, state, federal and foreign;

		B.		Giving advice and counsel on legality of corporate business
transactions, contracts, including drafting and, at the Company's request, negotiation of contracts;

		C.		Giving advice and counsel on business strategies, corporate finance, secondary trading in the Company's securities, advice and, at the Company's request, assistance in negotiation and evaluation of mergers, consolidations and acquisitions, spin-offs, split-ups and other dispositions and re-capitalizations;

		D.		Giving advice and counsel on matters of income taxation, domestic and international, and matters relating to import and export laws and regulations; and

		E.		Giving advice and counsel in matters relating to protection and preservation of assets of the Company, including, without limitation, engaging in litigation in courts in which Consultant is, or reasonably can be, admitted to practice, and supervising litigation in places where
Consultant is not so admitted and cannot reasonably gain admission to practice.

	3.	The term of this Agreement shall commence on January 1, 2000, and shall continue until December 31, 2000.

	4.	In consideration of the services to be performed by Consultant, the
Company agrees to pay to Consultant the sum of $300,000, payable by the issuance of 100,000 shares of the Company's $.0001 par value Common Stock, at a price of $3.00 per share.

		In addition to the fee payable hereunder, Consultant shall, from time to time during the term of this Agreement, be reimbursed for costs paid and incurred by Consultant on behalf of the Company for travel, per diem, lodging, long distance communications, courier services, photocopying and printing.  Reimbursement is to be made on receipt of invoice by the Company.

	5.	The Company represents and warrants to Consultant that:

		A.	The Company will cooperate fully and timely with Consultant to enable
Consultant to perform its obligations hereunder.

		B.	The execution and performance of this Agreement by the Company has been duly authorized by the Board of Directors of the Company.

		C.	The performance by the Company of this Agreement will not violate any applicable court decree, law or regulation, nor will it violate any provisions of the organizational documents of the Company or any contractual obligation by which the Company may be bound.

		D.	The Company will make its best efforts to file timely all periodic reports required to be filed by it, pursuant to the provisions of the
Securities Exchange Act of 1934, throughout the term of this Agreement.

	6.	Until such time as the same may become publicly known, the parties agree that any information provided to either of them by the other of a confidential nature will not be revealed or disclosed to any person or entity, except in the performance of this Agreement, and upon completion of Consultant's services and upon the written request of the Company, any original documentation provided by the Company will be returned to it.
Consultant will not directly or indirectly buy or sell the securities of the Company at any time when it is privy to non-public information.

	7.	All notices hereunder shall be in writing and addressed to the party at the address herein set forth, or at such other address as to which notice pursuant to this section may be given, and shall be given by personal delivery, by certified mail (return receipt requested), Express Mail or by national or international overnight courier.  Notices will be deemed given upon the earlier of actual receipt of three (3) business days after being mailed or delivered to such courier service.

		Notices shall be addressed to Consultant at:

			Newlan & Newlan, Attorneys at Law
			819 Office Park Circle
			Lewisville, Texas 75057

		and to the Company at:

			USURF America, Inc.
			8748 Quarters Lake Road
			Baton Rouge, Louisiana 70809

	8.	Consultant consents to the placement of the following legend, or a legend similar thereto, on the certificates representing the shares of Common Stock issued hereunder:

THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT ANY SUCH PROPOSED TRANSFER IS IN ACCORDANCE WITH ALL APPLICABLE LAWS, RULES AND REGULATIONS.

	9.	Miscellaneous.

		A.	In the event of a dispute between the parties, both Consultant and the
Company agree to settle said dispute through the American Arbitration
Association (the "Association") at the Association's Dallas, Texas,
offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction.  It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

		B.	This Agreement is not assignable in whole or in any part, and shall be binding upon the parties, their heirs, representatives, successors or assigns.

		C.	This Agreement may be executed in multiple counterparts which shall be deemed an original.  It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, if each party executes at least one counterpart.

		D.	This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

USURF AMERICA, INC.
(a Nevada corporation)


By:/s/ David M. Loflin
   David M. Loflin, President

NEWLAN & NEWLAN
(a Texas general partnership)


By:/s/ Eric Newlan
   Eric Newlan, Partner